Name of Registrant:		Seasons Series Trust
Name of Portfolio:		Mid Cap Value
Name of Sub Advisor		Goldman Sachs Asset Management, LP

Name of Issuer  		Two Harbors Investment Corp.

Title of Security		Two Harbors Investment Corp.


Date of First Offering		03/19/13

Amount of Total Offering		 50,000,000

Unit Price		$13.46

Underwriting Spread or Commission		$0.19

Number of Shares Purchased 		28,052

Dollar Amount of Purchases		$377,580

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0562%
by Portfolio

Percentage of Portfolio assets                  0.4454%
applied to purchases

Percentage of offering purchased		9.0439%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Credit Suisse Securities


Underwriting Syndicate Members		Credit Suisse Securities
					Goldman, Sachs
					Merrill Lynch
					Barclays Capital





Name of Registrant:		Seasons Series Trust
Name of Portfolio:		Small Cap
Name of Sub Advisor		JP Morgan Investment Mgmt, Inc.

Name of Issuer  		Boise Cascade Co.

Title of Security		Boise Cascade Co.


Date of First Offering		02/05/13

Amount of Total Offering		 247,058,826

Unit Price		$21.00

Underwriting Spread or Commission		$1.4175

Number of Shares Purchased 		2,700

Dollar Amount of Purchases		$56,700

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0229%
by Portfolio

Percentage of Portfolio assets                  0.2000%
applied to purchases

Percentage of offering purchased		1.3100%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		B of A Merrill Lynch


Underwriting Syndicate Members		B of A Merrill Lynch
					Goldman, Sachs
					Deutsche Bank Securities
					JP Morgan
					Well Fargo Securities
					D A Davidson & Co.
					Moelis & Co.
					Piper Jaffray






Name of Registrant:		Seasons Series Trust
Name of Portfolio:		Small Cap
Name of Sub Advisor		JP Morgan Investment Mgmt, Inc.

Name of Issuer  		Model N

Title of Security		Model N


Date of First Offering		03/19/13

Amount of Total Offering		 104,470,000

Unit Price		$15.50

Underwriting Spread or Commission		$1.085

Number of Shares Purchased 		3,800

Dollar Amount of Purchases		$55,800

Years of Continuous Operation		3+

Percentage of Offering Purchased		0.0534%
by Portfolio

Percentage of Portfolio assets                  0.1500%
applied to purchases

Percentage of offering purchased		5.013%
by the other Portfolios


Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased		Deutsche Bank Securities


Underwriting Syndicate Members		Deutsche Bank Securities
					JP Morgan
					Pacific Crest Securities
					Stifel
					Piper Jaffray
					Raymond James